                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                  May 19, 1998

                                  APOGEE, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

    Delaware                        1-13177                      13-3605119
    --------                        -------                      ----------
(State or other                   (Commission                (I.R.S. Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)

1060 First Avenue
King of Prussia, Pennsylvania                                      19406
----------------------------------------                         ----------
(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code             (610) 992-2600
                                                               --------------

                                (Not Applicable)
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

                                  Page 1 of 27
                           Index to Exhibits at Page 15

Item 2.   Acquisition or Disposition of Assets.

      On May 19, 1998 (the "Closing Date"), the Registrant sold to PsychPartners, Inc., PsychPartners MidAtlantic, Inc., PsychPartners MPG, Inc., PsychPartners North Florida, Inc. and PsychPartners of Florida, each a Delaware corporation (collectively, the "Purchasers") substantially all of the assets and business of the Registrant's outpatient behavioral healthcare business, which consists of (i) all of the capital stock of AGP Acquisition Corp. ("AGP"), one of the subsidiaries of the Registrant (the "Subsidiary Stock") operating two (2) outpatient behavioral health practices and (ii) substantially all of the assets (the "Assets") relating to 19 of the Registrant's outpatient behavioral health practices (the 21 practices are collectively, the "Practices"). In consideration for the Sale of the Practices, the Purchasers paid to the Registrant a purchase price consisting of (a) $26,400,000 in cash, (b) a warrant to purchase 400,000 Common Units of PsychPartners, L.L.C., an Alabama limited liability company ("PsychPartners") at a purchase price of $.05 per Common Unit (the "Warrant") if certain performance criteria are met and subject to adjustment and (c) the assumption of certain liabilities of the Registrant and the Practices (collectively, the "Purchase Price"). The Purchase Price is subject to certain adjustments. The Purchase Price may be adjusted if the aggregate amount of the cash, accounts receivable, deposits and prepaid expenses of the Practices acquired by the Purchasers is less than the aggregate amount of the liabilities and future contingent cash payment obligations of the Practices assumed by the Purchasers. These contingent cash payment obligations are based upon the Practices achieving certain net revenue and pre-tax earnings targets. As of the Closing Date, the aggregate amount of such assets less the aggregate amount of such liabilities (not including future cash contingent payment obligations) was $980,000. The estimated future cash contingent payment obligations assumed by the Purchasers was $930,000. As of the Closing Date, the Company would have had a net asset adjustment due to the Purchasers of approximately ($50,000). The Registrant believes that subsequent to the Closing Date any required adjustment would not exceed $500,000.

The Warrant entitles the Registrant to purchase, if certain performance criteria are met and subject to adjustment, 400,000 Common Units of PsychPartners for a purchase price of $.05 per Common Unit during the five (5) year period following the Closing Date. The Warrant was delivered on the Closing Date to an escrow agent. The subsequent issuance of the Warrant to the Registrant is contingent upon (i) the achievement of certain future operating profit thresholds by two of the Practices sold to the Purchaser during the one-year period after the Closing Date of the Sale and (ii) the purchase by the Purchasers of the assets of the Registrant's LifeStart Clinic practice (the "LifeStart Practice") in New York State which the Purchasers did not acquire on the Closing Date within one year of the Closing Date. If the Purchasers do not acquire the LifeStart Practice within the one-year period following the Closing Date, 170,000 of the Common Units which the Warrant may be exercised for will be cancelled. The Registrant has not assigned, and will not assign, a value to the Warrant until all adjustments and contingencies are resolved and the Warrant is issued to the Registrant. Neither the Warrant nor the Common Units underlying the Warrant have been registered under the Securities Act of 1933, as amended, and the Warrant does not provide for either the Warrant or the Common Units to be registered by PsychPartners. The Warrant, if exercised, must be exercised in whole, and not in part, by the Registrant or any permissible transferee of the Registrant. Upon the presentation of an exercise notice to PsychPartners and the payment, by check or wire transfer, the Registrant or any permissible transferee shall be admitted as a member of PsychPartners. PsychPartners is not a publicly traded company, and, therefore, a public market value for the Common Unit is not available to compare with the exercise price of the Warrant.

Item 7. Financial Statements and Exhibits.

            (a)   Financial statements of business acquired:

            Not applicable.

            (b)   Pro forma financial information:

            The pro forma financial information required to be filed as part of this Current Report on Form 8-K are listed in the attached Index to Pro Forma Financial Information.

            (c)   Exhibits:

            The exhibits required to be filed as part of this Current Report on Form 8-K are listed in the attached Index to Exhibits.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    APOGEE, INC.

                                    By   /s/ Lawrence M. Davies
                                      ---------------------------
                                      Name:  Lawrence M. Davies
                                      Title: President

Dated: June 2, 1998

                         Index to Pro Forma Condensed
                             Financial Information

                                                          Sequential
           Description                                   Page Location
           -----------                                   -------------

Pro Forma Condensed Balance Sheet as
of March 31, 1998.                                             9

Pro Forma Condensed Statement of
Operations for the quarter ended
March 31, 1998.                                               10

Pro Forma Condensed Statement of
Operations for the year ended
December 31, 1997.                                            11

Notes to Pro Forma Condensed
Financial Information.                                        12

                                  APOGEE, INC.

                    PRO FORMA CONDENSED FINANCIAL INFORMATION

      In December 1997, the Registrant's Board of Directors approved a plan to discontinue and exit the Registrant's outpatient group practice operations. In May 1998, the shareholders of the Registrant's approved the terms of the Agreement of Purchase and Sale to sell substantially all of the Registrant's outpatient business assets to PsychPartners and the Registrant then consummated the Sale. The Registrant will continue to operate its managed care behavioral health business through its Integra Division. The following unaudited Pro
Forma Condensed Statements of Operations for the three months ended March 31, 1998 and for the year ended December 31, 1997 were prepared as if the discontinuation and Sale of the Registrant's operations other than Integra, were effective January 1, 1997. The Pro Forma Condensed Balance Sheet as of March 31, 1998, was prepared as if the discontinuation and Sale were effective as of this date.

      The Pro Forma Condensed Financial Information should be read in conjunction with the Registrant's April 23, 1998 Proxy Statement and historical Consolidated Financial Statements and notes thereto. The Pro Forma Condensed Financial Information set forth below is presented for informational purposes only and is not necessarily indicative of the results that would have actually occurred had the events been consummated as of the dates presented or the results that may occur in the future.

                                  APOGEE, INC.
                        PRO FORMA CONDENSED BALANCE SHEET
                              As of March 31, 1998
                             (Dollars in thousands)
                                   (Unaudited)

                                                                    Pro Forma Prior
                                                                     to Businesses
                                                      Businesses     Discontinued &     Businesses        Other
                                      Historical(A)     Sold(B)     Other Adjustments  Discontinued(C)  Adjustments    Pro Forma
                                      -------------     -------     -----------------  ---------------  -----------    ---------
ASSETS
Current assets:
  Cash and cash equivalents           $      1,938    $    (22,042)(H)$     23,980    $        222    $     19,410(I) $    4,348
  Accounts receivable, net of
    allowance for doubtful
    accounts                                 5,885           5,001             884             315                           569
Other accounts receivable                      820             419             401              15                           386
Other current assets                           431             237             194               0                           194
                                      ------------    ------------    ------------    ------------    ------------    ----------
      Total current assets                   9,074         (16,385)         25,459             552          19,410         5,497

Property and equipment, net                  2,378           1,196           1,182              16                         1,166
Intangible assets and excess cost over
  fair value of net assets acquired,
  net                                       30,837          20,436          10,401             594                         9,807
Other assets                                   192             170              22              16                             6
                                      ------------    ------------    ------------    ------------    ------------    ----------
                                      $     42,481    $      5,417    $     37,064    $      1,178    $     19,410    $   16,476
                                      ============    ============    ============    ============    ============    ==========

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Current portion of long-term debt   $     15,893                    $     15,893                    $     14,770    $    1,123
  Accounts payable                           1,818    $        481           1,337    $         40                         1,297
  Accrued expenses and other current
    liabilities                             19,920           4,876          15,044             626           4,500         9,918(J)
                                      ------------    ------------    ------------    ------------    ------------    ----------
      Total current liabilities             37,631           5,357          32,274             666          19,270        12,338

Long-term debt                                  42                              42               0                            42
Other long-term liabilities                     60              60               0               0                             0
Deferred income tax liability                  346                             346               0                           346
                                      ------------    ------------    ------------    ------------    ------------    ----------
      Total liabilities                     38,079           5,417          32,662             666          19,270        12,726
                                      ------------    ------------    ------------    ------------    ------------    ----------
Stockholders' equity:
  Common stock                                 101                             101               0                           101
  Capital in excess of par value            86,513                          86,513               0            (930)(G)    87,443
  Accumulated deficit                      (82,188)                        (82,188)            512           1,070 (G)   (83,770)
  Deferred compensation                        (24)                            (24)              0                           (24)
                                      ------------    ------------    ------------    ------------    ------------    ----------
      Total stockholders' equity             4,402               0           4,402             512             140         3,750
                                      ------------    ------------    ------------    ------------    ------------    ----------
                                      $     42,481    $      5,417    $     37,064    $      1,178    $     19,410    $   16,476
                                      ============    ============    ============    ============    ============    ==========




   The accompanying notes to the Pro Forma Condensed Financial Information are an integral part of these Statements

                                  APOGEE, INC.
                   PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                           Quarter Ended March 31 1998
             (Dollars in thousands, except share and per share data)
                                   (Unaudited)

                                                                    Pro Forma Prior
                                                                     to Businesses
                                                      Businesses     Discontinued &     Businesses        Other
                                      Historical(A)     Sold(B)     Other Adjustments  Discontinued(C)  Adjustments    Pro Forma
                                      -------------     -------     -----------------  ---------------  -----------    ---------
Net revenues                          $     15,404    $     11,881    $      3,523    $        684                   $      2,839
Cost of revenues                            11,860           9,384           2,476             742                          1,734
                                      ------------    ------------    ------------    ------------    ---------      ------------
Gross profit                                 3,544           2,497           1,047             (58)                         1,105
Selling and administrative expenses          2,493           1,459           1,034             282                            752
Provision for doubtful accounts                770             594             176             176                              0
Amortization of intangible assets
  and excess cost over fair value
  of net assets acquired                       420             293             127               6                            121
                                      ------------    ------------    ------------    ------------    ---------      ------------
(Loss) income from operations                 (139)            151            (290)           (522)                           232

Non-operating expenses (income):
  Interest expense(D)                          313             188             125             125                              0
  Interest income                               (3)                             (3)             (3)
                                      ------------    ------------    ------------    ------------    ---------      ------------
(Loss) income before income taxes             (449)            (37)           (412)           (644)                           232
Provision for income taxes                      32              12              20              (5)                            25(E)
                                      ------------    ------------    ------------    ------------    ---------      ------------
Net (loss) income                     $       (481)   $        (49)   $       (432)   $       (639)   $       0      $        207
                                      ============    ============    ============    ============    =========      ============

Basic net (loss) income per
  common share                        $      (0.05)                   $      (0.04)                                  $       0.02
                                      ============                    ============                                   ============
Weighted average shares
  outstanding                           10,062,736                      10,062,736                      400,000(G)     10,462,736
                                      ============                    ============                    =========      ============





          The accompanying notes to the Pro Forma Condensed Financial
             Information are an integral part of these Statements

                   PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                          Year Ended December 31, 1997
             (Dollars in thousands, except share and per share data)
                                   (Unaudited)

                                                                   Pro Forma Prior
                                                                    to Businesses
                                                     Businesses     Discontinued &     Businesses        Other
                                     Historical(A)     Sold(B)     Other Adjustments  Discontinued(C)  Adjustments    Pro Forma
                                     -------------     -------     -----------------  ---------------  -----------    ---------
Net revenues                         $     70,144    $     48,107    $     22,037    $     11,612                    $     10,425
Cost of revenues                           54,202          37,103          17,099          11,280                           5,819
                                     ------------    ------------    ------------    ------------    ------------    ------------
Gross profit                               15,942          11,004           4,938             332                           4,606
Selling and administrative expenses        10,447           6,165           4,282           1,279                           3,003
Provision for doubtful accounts             4,226           2,405           1,821           1,821
Amortization of intangible assets
  and excess cost over fair value
  of net assets acquired                    2,441           1,398           1,043             788    $        124(F)          379
Writedown of assets                        38,400          38,400
Restructuring and other charges            20,100                                          20,100
                                     ------------    ------------    ------------    ------------    ------------    ------------
(Loss) income from operations             (59,672)        (37,364)         (2,208)        (23,656)           (124)          1,224

Non-operating expenses (income):
  Interest expenses (D)                     1,474             877             597             560                              37
  Interest income                             (30)                            (30)            (30)
                                     ------------    ------------    ------------    ------------    ------------    ------------
(Loss) income before income taxes         (61,116)        (38,241)         (2,775)        (24,186)           (124)          1,187
Provision for income taxes                    102              50              52             (36)                             88(E)
                                     ------------    ------------    ------------    ------------    ------------    ------------
Net (loss) income                    $    (61,218)   $    (38,291)   $     (2,827)   $    (24,150)   $       (124)   $      1,099
                                     ============    ============    ============    ============    ============    ============

Basic net (loss) income per
  common share                       $      (6.17)                   $      (0.28)                                          $0.11
                                     ============                    ============                                    ============

Weighted average shares
  outstanding                           9,921,374                       9,921,374                         400,000(G)   10,321,374
                                     ============                    ============                    ============    ============

   The accompanying notes to the Pro Forma Condensed Financial Information are an integral part of these Statements

                                  APOGEE, INC.

                NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS
                             (DOLLARS IN THOUSANDS)
                                   (UNAUDITED)

(A) The historical balances represent the financial position as of March 31, 1998 and the results of operations for the three months ended March 31, 1998 and the year ended December 31, 1997 as reported in the historical Consolidated Financial Statements of the Registrant.

(B) Represents balances of the Registrant's outpatient business which have been sold to PsychPartners.

(C) Represents balances of the Registrant's operations other than Integra and the outpatient business held for sale to PsychPartners. During these periods, these operations are principally comprised of the Registrant's long-term care and Western Region outpatient operations.

(D) Represents the elimination of interest expense pertaining to subordinated promissory notes issued in connection with acquisitions for business operations being sold or discontinued and the elimination of interest expense pertaining to borrowings under the Registrant's revolving credit facility which were attributed to either sold or discontinued operations.

(E) The Registrant has significant net operating loss carryforwards which are assumed to be utilized for federal income tax purposes. The Registrant has taxable income in certain states, and accordingly, the pro forma balance represents the estimated provision for state income taxes.

(F) In the fourth quarter of 1997, the Registrant changed its estimated useful life for excess cost over fair value of net assets acquired from 40 years to 25 years. The Registrant believed this change in estimate was appropriate given the Registrant's sale to PsychPartners which will reposition the Registrant as a managed behavioral healthcare company. Additionally, the Registrant will be significantly smaller in terms of both revenues and assets. A pro forma adjustment has been made to record the effect of this change in estimate for the retained Integra business as if the change occurred at the beginning of 1997.

(G) In the event the Sale would not have been completed, the Registrant entered into an agreement with certain investment partnerships (the "Investment Partnerships") which are significant stockholders of the Registrant and are managed by Foster Management Company, an affiliated party, to obtain their commitment to guarantee an additional $7,000 of financing. In return, the Investment Partnerships will receive the following: (i) a commitment fee of 2% of the guaranteed amount; (ii) a draw down fee of 2% on borrowings in excess of $15,000; (iii) an unused commitment fee of 1/2% per annum; and (iv) warrants to purchase 400,000 shares of common stock of the Registrant at a price of $0.05 per share (the "Apogee Warrants") or, in the event the Sale is not consummated, a transaction fee of $3,500 payable on April 30, 1999. With the Sale completed, the Registrant estimates the cost to the Registrant will be $140 in cash payable to the Investment Partnerships and a non-recurring charge of approximately $930 which represents the difference between the exercise price of the Apogee Warrants and the fair market value of the underlying Common Stock. These charges will be recorded in the Registrant's results of operations for the quarter ending June 30, 1998.

      The impact of this financing commitment guarantee on the Pro Forma Statements is as follows:

      i) the required commitment fee of 2% on the guaranteed amount of $7,000 is $140 (See note I).

      ii) the fair value of the Warrant to purchase 400,000 shares of Common Stock on the date the commitment was made, March 23, 1998, was approximately $950 and the aggregate financing charge was $930 based on the fair value of the warrants versus the aggregate strike price of $20.

      The above results in a pro forma adjustment to accumulated deficit in the accompanying consolidated pro forma balance sheet of $1,070 as of January 1, 1997. These adjustments have not been reflected in the accompanying consolidated statement of operations. With the consummation of the Sale, the Registrant has terminated the agreement and no further costs for this guarantee are expected to be incurred by the Registrant. Accordingly, these charges for the guarantee are non-recurring in nature.

(H)   Cash and cash equivalents for businesses sold is calculated as follows:

      Net increase in cash at closing (See note I) .................     $22,610
      Less:
      Cash remaining with clinics sold .............................         568
                                                                         =======
      Net increase in cash and cash equivalents for
        businesses sold ............................................     $22,042
                                                                         -------

(I) Net proceeds to be received in connection with the Sale using balances as of March 31, 1998 is calculated as follows:

      Gross cash proceeds from sale ................................     $26,400
      Less:
       Estimated escrow amounts ....................................       1,150
       Severance and separation payments ...........................       1,540
       Expenses related to the sale ................................       1,100
                                                                         -------
       Net increase in cash at closing .............................      22,610
                                                                         =======
      Less other uses of proceeds:
       Repayment of credit facility ................................      14,770
       Financing guarantee and commitment fee ......................         140
       Payment of contingent consideration and settlement of
        Florida Medicare review ....................................       4,500
                                                                         -------
        Total other use of proceeds ................................      19,410
                                                                         -------
      Net remaining proceeds .......................................     $ 3,200
                                                                         =======

      The net proceeds from the Sale will be available to the Registrant for general corporate purposes. Severance and separation payments and expenses related to the Sale, which have been accrued at December 31, 1997 and will be paid in 1998, are not included in the pro forma statement of operations.

      The issuance of the Warrant by PsychPartners to the Registrant is contingent upon the achievement of certain future operating profit thresholds of two of the Practices sold during the one-year period after the closing date of the Sale. The Company will not assign a value to the Warrant until the contingency is resolved and the Warrant is issued to the Registrant. Accordingly, no impact of this Warrant is included in the pro forma statements.

(J)   Accrued expenses and other current liabilities include:

      Clinician fees and medical claims ............................   $1,382
      Acquisition related costs ....................................      150
      Salaries and vacation ........................................      370
      Restructuring and other costs ................................    6,403
      Other ........................................................    1,613
                                                                       ------
                                                                       $9,918
                                                                       ======

      Restructuring and other costs pertain primarily to reserves for long-term care billings. The Registrant elected to discontinue all of its long term care operation in December 1996. The Registrant is currently undergoing post payment reviews of its long term care billings and the Registrant has established reserves associated with these reviews. (See Notes 11 and 13 in the Registrant's 1997 Consolidated Financial Statement which are contained in the Registrant's Form 10-K filed with the Securities and Exchange Commission on April 15, 1998.) The liability pertaining to these reviews will be retained by the Registrant. The charge associated with these liabilities has been eliminated in the Businesses
      Discontinued column and is a component of the Restructuring and other charges line.

                                Index to Exhibits

  Exhibit                                                           Sequential
  Number                        Description                       Page Location
  ------                        -----------                       -------------

   2(a).      Agreement of Purchase and Sale dated
              as of December 26, 1997 by and among
              PsychPartners L.L.C, PsychPartners,
              Inc., PsychPartners MidAtlantic, the
              Registrant and certain subsidiaries of
              the Registrant (incorporated by
              reference to the Registrant's Current
              Report on Form 8-K dated December 26,                   --
              1997).

   2(b).      Extension Letter dated April 3, 1998.                   16

   2(c).      First Amendment to Purchase Agreement
              dated May 14, 1998.                                     19

   2(d).      Second Amendment to Purchase Agreement
              dated as of May 18, 1998.                               23